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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 10, 1996


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of April 1, 1996, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series GreenPoint 1996-A)


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                  33-99598           74-2440850
- ----------------------------      -------------       -------------
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
     of Incorporation)           File Number)        Identification No.)


        200 Vesey Street                              10285
       New York, New York                        ---------------
- --------------------------------                    (Zip Code)
      (Address of Principal
       Executive Offices)

Registrant's telephone number, including area code (212) 526-5594

                                  No Change
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(Former Name or Former Address, if Changed Since Last Report)
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     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99598) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $144,505,000 in aggregate principal amount of Class A1, Class A2, Class B1, Class B2, Class B3, Class R1 and Class R2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series GreenPoint 1996-A on April 26,
1996. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 18, 1995 and the Prospectus Supplement dated April 23, 1996 to file a copy of the Trust Agreement (defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement") attached hereto as Exhibit 4.1, dated as of April 1, 1996,
                               -----------
between Structured Asset Securities Corporation, as depositor (the "Depositor"), and The Chase Manhattan Bank, N.A., as trustee (the "Trustee"). The Certificates consist of the following classes: Class A1, Class A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class R1 and Class R2 Certificates. The Certificates evidence all the beneficial ownership interest  in  a  trust  fund  that  contains  a  pool  of  fixed  rate, fully amortizing, conventional, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $145,597,312 as of April 1, 1996 (the "Cut-off Date"), together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

                                      2


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          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         1.1 Terms Agreement, dated April 16, 1996, between Structured Asset Securities Corporation and Lehman Brothers Inc.

         4.1 Trust Agreement, dated as of April 1, 1996, between Structured Asset Securities Corporation, as Depositor, and The Chase Manhattan Bank, N.A., as Trustee.

         99.1 Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of April 1, 1996, between Lehman Capital, A
              Division of Lehman Brothers Holdings Inc., and GreenPoint Mortgage Corp.

         99.2 Mortgage Loan Schedule.

                                      3

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                              CORPORATION



                                            By: /s/ RICHARD UHLIG
                                               --------------------------------
                                               Name:   Richard Uhlig
                                               Title:  Vice President



Dated:  May 10, 1996


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                                EXHIBIT INDEX
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Exhibit No.            Description                                Page No.
- -----------            -----------                                --------

1.1                    Terms Agreement

4.1                    Trust Agreement

99.1                   Mortgage Loan Sale, Warranties and
                       Servicing Agreement

99.2                   Mortgage Loan Schedule




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